Securities and Exchange Commission
Washington, D.C. 20549

Form 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 9, 2016

Cadiz Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-12144	77-0313235
(Commission File Number)	(IRS Employer Identification No.)

550 South Hope Street, Suite 2850, Los Angeles	90071
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS:  CHANGE IN FISCAL YEAR

  At the Company's Annual Meeting of Stockholders held on June 9, 2016, and as further referenced in Item 5.07 below (Proposal iii), the Company's stockholders approved the proposed amendment to the Company's Certificate of Incorporation, as amended, to provide that the Company's stockholders may remove any director from office, with or without cause.  The amendment became effective on June 10, 2016 upon the filing of a certificate of amendment with the Secretary of State of Delaware.

  A similar amendment to the Company's Bylaws also became effective on June 10, 2016, concurrently with the effectiveness of the amendment to the Company's Certificate of Incorporation.

  The foregoing descriptions of such amendments do not purport to be complete and are qualified in their entirety by reference to the full text of such amendments set forth hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

  On June 9, 2016, Cadiz Inc. (the "Company") held its 2016 Annual Meeting of Stockholders.  The number of shares represented and voting in person and by proxy at said meeting was 11,327,721.

(i)     The following directors were elected at the meeting:
NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Keith Brackpool	7,351,286	946,158	3,030,277
Stephen E. Courter	7,158,416	1,139,028	3,030,277
Geoffrey Grant	7,836,935	460,509	3,030,277
Winston Hickox	8,057,379	240,065	3,030,277
Murray H. Hutchison	8,052,530	244,914	3,030,277
Raymond J. Pacini	7,459,070	838,374	3,030,277
Timothy J. Shaheen	8,148,748	148,696	3,030,277
Scott S. Slater	8,157,926	139,518	3,030,277

(ii)     PricewaterhouseCoopers LLP was approved as the Company's independent auditors for the fiscal year 2016 by the following vote:

VOTES
FOR:	11,308,788
AGAINST:	18,591
ABSTAIN:	342

(iii)     The Company's stockholders approved the amendment to the Cadiz Inc. Certificate of Incorporation, as amended, to provide that the Company's stockholders may remove any director from office, with our without cause, by the following vote:
VOTES
FOR:	11,163,142
AGAINST:	141,258
ABSTAIN:	23,321

(iv)     The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers, by the following vote(1):

VOTES
FOR:	7,276,896
AGAINST:	1,003,256
ABSTAIN:	17,292
BROKER NON-VOTES:	3,030,277

(1)  The affirmative "FOR" vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the stockholder proposal.  In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes "FOR" or "AGAINST" the proposal.  An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote "AGAINST."  Applying this standard, the percentage in favor of the stockholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Cadiz Inc. effective June 10, 2016

3.2	Amendment to the Bylaws of Cadiz Inc. effective June 10, 2016

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadiz Inc.

By:	/s/ Timothy J. Shaheen
Timothy J. Shaheen
Chief Financial Officer

Dated:  June 14, 2016

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Cadiz Inc. effective June 10, 2016

3.2	Amendment to the Bylaws of Cadiz Inc. effective June 10, 2016